UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

European Stock Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The global financial crisis and fears about the world’s economic health combined to push European stocks lower during the six-month period ended April 30, 2008. Even though Europe’s economy expanded, its stock markets experienced significant declines, as risk-averse investors looked for safer havens. Most European markets rallied in April after investors became confident the worst of the crisis was over and companies—except for financials—reported stronger-than-expected earnings. The U.S. Federal Reserve aggressively cut its target interest rate to 2% and instituted several extraordinary measures to add liquidity to the world’s financial markets. The European Central Bank (ECB) also infused the markets with liquidity but maintained its target interest rate at 4% out of concern that lowering the rate might unleash the inflationary pressures that were building. Your fund struggled with these difficult market conditions.

HIGHLIGHTS

• European stocks could not buck global markets’ slide during the past six months even though the region’s economy continued to expand.

• The European Stock Fund lost ground but outpaced the MSCI Europe Index and its Lipper peer group for the six-month period ended April 30, 2008.

• The fund’s holdings performed poorly, including telecommunications and health care—normally good defensive sectors.

• Even though Europe’s prospects for economic growth are lower than they were this time last year, the region’s export-oriented businesses should benefit from continued global economic expansion.

In the six-month period ended April 30, 2008, the fund fell 8.46% but outperformed the MSCI Europe Index and the Lipper European Funds Average, as shown in the Performance Comparison table. The fund’s best-performing companies were those that capitalized on the opportunities in Russia and emerging Europe and aggressively sold into emerging Asia and Latin America. Strong stock selection among utilities and our decision to overweight that sector contributed positively to the fund’s outperformance. Stock selection in telecommunications and industrials and business services also helped. As a result of our decision to underweight materials, that sector was the fund’s worst performer on a relative basis, but the poor-performing financials took their toll as well.

MARKET REVIEW

Economic growth in Europe continued, albeit at a lower rate, but the rates of economic growth varied greatly within the region. Economic conditions in the U.K. mirrored those in the U.S. The U.K. housing bubble burst, and heavily indebted British consumers found they could not sustain their levels of spending. In addition, British unemployment began to rise. Elsewhere, there were signs of slowing, particularly in Spain and Ireland, which had their own housing bubbles. In Italy and France, domestic consumption slowed. Germany was the exception. Business and consumer confidence remained relatively buoyant, unemployment declined, and the nation’s exports to growth markets in Russia, Eastern Europe, and Asia rose. Russia’s economy, benefiting from high energy prices, maintained its healthy rate of growth.

The ECB remained more concerned about the rising inflationary pressures and resisted calls to cut interest rates. At the end of the period, the ECB’s short-term target rate was 4% and the Bank of England’s stood at 5%. Annual euro zone inflation hit 3.3% in April, down from 3.5% reported in March, but it was still higher than the ECB’s preferred range of just less than 2%.

By the end of the reporting period, it was clear that the U.S. slowdown and the credit crisis were having an impact on European business sentiment. Surveys showed a gradual decrease in confidence that the 15-nation euro zone bloc’s economic expansion would be able to continue and an increase in concerns that the economy would slow significantly by the end of this year. The euro, whose value peaked in mid-April against the dollar, was taking its toll on business sentiment as well. The strong euro was clearly a drag for European industrial companies competing in emerging markets, and European companies with sizable U.S. operations saw the value of their dollar earnings erode when translated into euros.

The magnitude of the financial crisis, rather than the region’s economic conditions, was responsible for the souring of investor sentiment. All of Europe’s stock markets experienced significant declines in dollar terms during the six-month period. The steepest losses were in Finland, the U.K., Ireland, Portugal, and Greece. Although Denmark and Norway posted losses, theirs were significantly smaller.

Just about every sector struggled. Only materials posted a significant gain. Even with higher energy prices, Europe’s energy stocks were flat for the period. The hardest hit sectors were consumer discretionary, information technology, telecommunication services, financials, and industrial and business services, all of which posted double-digit losses. Even the normally defensive sectors—utilities, consumer staples, and health care—generated losses.

PORTFOLIO PERFORMANCE AND STRATEGY

Europe’s difficult market conditions rewarded investors who picked the right stocks. We had structured the portfolio to be more defensive than it had been a year ago. Even though we concentrated on owning defensively oriented companies, such as builders and owners of toll roads and water systems that are not as sensitive to economic cycles, that positioning did not protect us from the market’s decline. A number of our stocks performed well, but the vast majority suffered along with the overall market. On a relative basis, our utilities, telecoms, and industrials outperformed. Our materials and financials were a drag on relative results.

Our utilities generated a positive return. Utilities are not typical investments for a growth-oriented fund such as ours, but in Europe they are experiencing more favorable business conditions and have opportunities to grow revenues and earnings significantly. Europe is deregulating electrical generation and allowing competition. We have invested in a number of lower-cost producers that rely on nuclear or hydroelectric generation and have benefited from rising oil prices. They have been able to hike their rates and increase their profit margins, while companies that use oil to generate electricity have seen their margins shrink. Our new holding, Electricite de France (France), and established holdings E.ON (Germany), Public Power (Greece), and Fortum (Finland) were solid contributors this period. Enagas (Spain), a natural gas distributor, benefited from higher natural gas prices and higher returns generated by its recent capital spending. Suez (France), a company that builds and operates water works, electricity distribution, and natural gas systems, appreciated, but the stock’s price was hurt somewhat by the political controversy over its takeover of Gaz de France. We realized profits and eliminated “green” electricity producer EDF Energies Nouvelles (France) on valuation concerns. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

The consumer staples sector did not hold up all that well, but some of our holdings performed well in a difficult market. Food retailers Jeronimo Martin (Portugal) and Tesco (U.K.) generated solid returns and were among the fund’s better performers. Household products maker Reckitt Benckiser (U.K.) also had strong sales and appreciated nicely. New addition Groupe Danone (France) registered gains due to its healthy global sales growth in its food and beverage lines and synergies from its acquisition of Dutch nutritional company Numico.

Telecommunication services generated some of our winners this period, but not in the number we had anticipated. Stalwarts Telefonica (Spain) and Telenor (Norway) stumbled on concerns that European governments are likely to tighten regulations that could impact future wireless revenues. We think these concerns are overblown, and we continue to hold both companies. We sold off all our shares of mobile company Cosmote Mobile Communication (Greece), which appreciated nicely since our initial purchase, and Neuf Cegetel (France), which also gained but is in the midst of a fierce price war that it may not win. We plowed some of our gains into Vodafone (U.K.), which was caught in the downdraft but has good prospects for growth in a number of expanding markets around the world, including the U.S., where it owns 45% of Verizon Wireless.

We had mixed results among our industrials and business services holdings. Companies exposed to the housing market suffered, but those involved in building and supplying infrastructure did well. An example of the former is Kingspan Group (Ireland). The building materials supplier was one of the fund’s weakest performers, and we sold all of our shares on its poor outlook. Examples of strong performers that supply infrastructure were Vossloh (Germany), a supplier of rail track fasteners and switches, Schindler Holding (Switzerland), a manufacturer of elevators and escalators, and GEA Group, a maker of fluid process flow controls used in manufacturing. With strong global sales, Vossloh was the fund’s strongest absolute performer. Investors had punished Schindler last year for winning a number of low-margin elevator installation contracts, but they didn’t realize that the company’s aftermarket service contracts are the most profitable portion of its global business. GEA Group did well because it sells to businesses that are less cyclical, such as beverage and pharmaceutical companies.

The fund’s consumer discretionary holdings were weak during this period of subdued consumer spending. Watch company The Swatch Group (Switzerland) and jeweler Bulgari (France), which we eliminated, fared poorly. We started buying the beaten-down shares of U.K. homebuilder Persimmon, but we may have been a bit early in the cycle because its shares continued to decline. We initiated a position in Restaurant Group (U.K.), which operates more than 300 restaurants throughout Great Britain and has experienced strong customer growth. Among our health care stocks, Spanish plasma products company Grifols again posted solid returns as did drug company Novo Nordisk (Denmark). Most other holdings lost ground, including large pharmaceutical companies Novartis and UCB and medical equipment supplier Nobel Biocare.

Many of the fund’s weakest performers came from the beleaguered financials sector, particularly commercial banks. European financial institutions, which had appreciated handsomely in the past few years, declined after reporting losses generated from holding complex structured securities containing subprime mortgages. We sold our shares of Hypo Real Estate (Germany), which specializes in real estate financing and had a large writedown. Banking company Societe Generale (France), buffeted by losses generated by a rogue trader, also declined. Investment bank UBS (Switzerland) fell on losses in trading subprime mortgages. Not all our banks performed poorly this period. Banco Santander (Spain), a participant in the ABN Amro deal, gained. It was seen as acquiring ABN Amro’s most attractive assets, and it experienced strong growth from its Latin American subsidiaries. Investors abandoned Allied Irish Banks (Ireland) out of concerns about the slowing Irish economy, but we think the decline in the bank’s shares gives us the opportunity to buy a bank with substantial ownership interests in strong-performing U.S. and Poland banks. Erste Bank der Oesterreich Sparkasse (Austria) saw its shares drop in value over fears of a slowing Eastern European economy. We believe those concerns are overblown and the bank’s performance should improve next year.

In a contrarian move, we added to our holding of Greek companies, which became quite appealing after risk-averse investors abandoned that market. We believe that the country’s growth prospects are quite good and will remain higher than those in the rest of Europe. We made some incremental additions to our holdings in Public Power, Greece’s largest electricity supplier, and to Lamda Development, a shopping mall developer. We also like Greek companies that have operations in the Balkans, which are experiencing strong economic growth and industrialization.

INVESTMENT OUTLOOK

Since the beginning of 2007, Europe’s economic data have become less encouraging and indicate that we should expect slower growth for the remainder of the year. However, the region should continue to reap the benefits of selling to the faster-growing countries in Eastern Europe, the Middle East, Latin America, and Asia. Although China’s growth may slow slightly from its sizzling pace, the country will continue to be a significant consumer of European goods and services. The weaker U.S. dollar and the strong euro may present problems for those companies that depend on exports to America. We see this as a temporary situation because the dollar should eventually strengthen from its current lows, making European goods and services more attractive to U.S. consumers and businesses.

Inflation will be an issue for the remainder of the year, but we believe the ECB will be judicious about raising rates. European interest rates, which have been lower than U.S. rates, are likely to remain at current levels. Conditions in the financial system are better than they were earlier in the year, but we expect financial institutions to report additional losses and suffer from possible downgrades before we can put this crisis behind us. In addition, we have yet to see the full extent of this credit crunch on the region’s real economy. Banks are reporting tighter lending standards, but a slowdown in the flow of credit into businesses has yet to manifest itself.

Earnings momentum is likely to slow, and profitability levels may be peaking. Until the credit crisis plays itself out completely and its impact on the real economy is more visible, we believe investor sentiment is likely to remain subdued and markets volatile. We are increasing our exposure to those battered sectors and companies with businesses that have strong long-term earnings potential and became attractive due to unwarranted declines. We believe our focus on these growth companies should benefit our long-term investors interested in a concentrated exposure to European markets.

Respectfully submitted,

Dean Tenerelli
Portfolio manager

May 19, 2008

The portfolio manager has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings (P/E) ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/08
Societe Generale, France	2.7%
Total, France	2.5
Suez, France	2.3
Barry Callebaut, Switzerland	2.3
Novo Nordisk, Denmark	2.3
Banco Santander, Spain	2.2
Telefonica, Spain	2.2
Jeronimo Martins, Portugal	2.2
Groupe Danone, France	2.1
Prudential, United Kingdom	2.1
Vossloh, Germany	2.1
Roche Holding, Switzerland	2.1
Vodafone Group, United Kingdom	2.1
Bolsas y Mercados Espanoles, Spain	2.1
Standard Chartered, United Kingdom	2.1
Public Power, Greece	2.0
Acciona, Spain	2.0
Erste Bank der Oesterreich Sparkasse, Austria	2.0
Abertis Infraestructuras, Spain	2.0
Allied Irish Banks, Ireland	2.0
E.ON, Germany	2.0
Repsol YPF, Spain	1.9
Sonova Holding, Switzerland	1.9
Neopost, France	1.9
BHP Billiton, United Kingdom	1.7
Total	52.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 24.35	$ 20.74	$ 20.58	$ 18.33	$ 15.64	$ 12.77
Investment activities						
Net investment income	0.12	0.32	0.26	0.33	0.27	0.22
Net realized and unrealized gain (loss)	(2.10)	5.64	4.38	2.20	2.66	2.79
Total from investment activities	(1.98)	5.96	4.64	2.53	2.93	3.01
Distributions						
Net investment income	(0.32)	(0.26)	(0.32)	(0.27)	(0.22)	(0.14)
Net realized gain	(3.13)	(2.09)	(4.16)	(0.01)	(0.02)	–
Total distributions	(3.45)	(2.35)	(4.48)	(0.28)	(0.24)	(0.14)
NET ASSET VALUE						
End of period	**$ 18.92**	**$ 24.35**	**$ 20.74**	**$ 20.58**	**$ 18.33**	**$ 15.64**
Ratios/Supplemental Data						
Total return^	**(8.46)%**	**31.15%**	**27.32%**	**13.90%**	**18.89%**	**23.83%**
Ratio of total expenses to average net assets	0.99%+	0.98%	1.03%	1.06%	1.07%	1.12%
Ratio of net investment income to average net assets	1.24%+	1.47%	1.36%	1.65%	1.36%	1.56%
Portfolio turnover rate	99.7%+	88.4%	83.7%	82.0%	22.5%	23.1%
Net assets, end of period (in millions)	$ 1,071	$ 1,215	$ 937	$ 795	$ 784	$ 800

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRIA 2.0%		
Common Stocks 2.0%		
Erste Bank der Oesterreich Sparkasse (1)	286,090	21,301
Total Austria (Cost $17,016)		21,301
BELGIUM 1.9%		
Common Stocks 1.9%		
Delhaize	50,854	4,385
InBev (1)	196,880	16,219
Total Belgium (Cost $15,769)		20,604
DENMARK 2.3%		
Common Stocks 2.3%		
Novo Nordisk, Series B	350,700	24,120
Total Denmark (Cost $7,084)		24,120
FINLAND 1.6%		
Common Stocks 1.6%		
Fortum	417,000	17,632
Total Finland (Cost $13,446)		17,632
FRANCE 15.6%		
Common Stocks 15.6%		
AXA (1)	420,612	15,591
Electricite De France (1)	113,245	11,816
Etam Development	5	—
Groupe Danone (1)	259,752	23,010
Neopost (1)	189,930	19,822
Pernod-Ricard (1)	138,392	15,956
Societe Generale (2)	29,602	3,374
Societe Generale, Class A (1)	217,890	25,414
Suez (1)	355,100	25,024

Total	319,754	26,865
Total France (Cost $120,116)		166,872

GERMANY 9.9%

Common Stocks 8.5%		
Bayer AG (1)	167,010	14,238
Daimler (1)	190,800	14,802
E.ON AG (1)	103,701	21,090
GEA Group	485,600	17,931
Vossloh	158,036	22,885
		90,946
Preferred Stocks 1.4%		
Fresenius SE	180,800	14,995
		14,995
Total Germany (Cost $82,461)		105,941

GREECE 4.6%

Common Stocks 4.6%		
EFG Eurobank Ergasias	425,992	13,175
Frigoglass	131,236	4,579
Lamda Development	613,280	9,655
Public Power	520,300	21,924
Total Greece (Cost $51,697)		49,333

IRELAND 2.0%

Common Stocks 2.0%		
Allied Irish Banks	999,775	21,096
Total Ireland (Cost $21,806)		21,096

ITALY 3.2%		
Common Stocks 3.2%		
Acea	518,800	10,001
Intesa Sanpaolo rnc (1)	2,595,000	18,303
Kerself (1)	429,400	6,022
Total Italy (Cost $29,956)		34,326
NORWAY 0.9%		
Common Stocks 0.9%		
Telenor ASA (1)	466,600	9,382
Total Norway (Cost $5,890)		9,382
PORTUGAL 3.2%		
Common Stocks 3.2%		
Jeronimo Martins	2,934,000	23,153
Sonae	6,340,500	11,315
Total Portugal (Cost $29,833)		34,468
RUSSIA 0.0%		
Common Stocks 0.0%		
Open Investments, Rights, 5/14/08 (USD) (2)	4,778	–
Total Russia (Cost $–)		–
SPAIN 16.0%		
Common Stocks 16.0%		
Abertis Infraestructuras (1)	637,900	21,141
Acciona (1)	77,010	21,877
Banco Santander	1,115,520	23,889
Bolsas y Mercados Espanoles	440,100	22,243
Enagas (1)	504,500	15,366

Commercial Paper 0.1%		
DEPFA Bank, 2.93%, 5/15/08	1,277,947	1,276
		1,276
Master Notes 0.2%		
Bear Stearns, VR, 3.109%, 6/13/08	1,993,597	1,994
		1,994
Medium-Term Notes 5.5%		
American Honda Finance, VR, 2.86%, 9/16/08	715,650	715
Australia New Zealand, VR, 2.918%, 8/22/08	1,277,947	1,275
Bank of Ireland, VR, 2.125%, 12/29/08	3,067,073	3,060
Bank of Scotland, VR, 2.12%, 7/17/08	1,533,536	1,533
BASF, VR, 2.724%, 8/19/08	1,686,890	1,686
Bear Stearns, VR, 2.568%, 7/14/08	1,022,358	1,020
Bear Stearns, VR, 2.568%, 12/4/08	971,240	956
Bear Stearns, VR, 2.568%, 3/23/09	511,179	498
BMW U.S. Capital, VR, 2.741%, 8/4/08	4,651,727	4,650
Citigroup Funding, VR, 2.11%, 3/16/09	2,172,510	2,151
Commonwealth Bank Australia, VR, 2.779%, 6/8/09	2,555,894	2,555
Commonwealth Bank Australia, VR, 2.915%, 8/22/08	1,738,008	1,736
Credit Suisse First Boston USA, VR, 2.648%, 6/2/08	715,650	716
Goldman Sachs Group, VR, 2.558%, 2/13/09	1,942,480	1,931
HSBC Finance, VR, 2.761%, 8/6/08	1,277,947	1,276
IBM, VR, 2.769%, 9/8/08	5,035,111	5,032
Irish Life & Permanent, VR, 2.904%, 8/21/08	1,277,947	1,276
JPMorgan Chase, VR, 3.176%, 6/2/09	1,584,654	1,581
K2 USA, VR, 2.09%, 6/19/09	1,892,497	1,858
Lehman Brothers, VR, 2.15%, 12/23/08	2,146,951	2,125
Lehman Holdings, VR, 2.558%, 5/29/08	1,124,593	1,123

Links Finance, VR, 2.108%, 6/10/08	3,271,544	3,264
Merrill Lynch, VR, 2.558%, 10/23/08	2,709,248	2,670
Merrill Lynch, VR, 3.178%, 5/8/09	511,179	501
National Rural Utilities, VR, 2.72%, 9/4/08	2,913,719	2,913
Skandanaviska Enskilda Banken, VR, 2.98%, 8/7/08	2,939,278	2,938
SLM Corporation, VR, 2.94%, 12/15/08	3,476,016	3,396
Toyota Motor Credit Corporation, VR, 2.09%, 6/16/08	2,453,658	2,453
Wells Fargo, VR, 2.558%, 5/1/09	766,768	762
Wells Fargo, VR, 2.796%, 8/14/08	1,686,890	1,684
		59,334
Repurchase Agreements 8.3%		
Barclays Capital, Tri-Party, Dated 4/30/08, 2.64% Delivery Value of $5,112 on 5/1/08	5,111,788	5,112
Barclays Capital, Tri-Party, Dated 4/30/08, 2.64% Delivery Value of $3,834 on 5/1/08	3,833,841	3,834
Barclays Capital, Tri-Party, Dated 4/30/08, 2.64% Delivery Value of $17,893 on 5/1/08	17,891,259	17,891
Credit Suisse USA, Tri-Party, Dated 4/30/08, 2.69% Delivery Value of $3,579 on 5/1/08	3,578,252	3,578
Credit Suisse USA, Tri-Party, Dated 4/30/08, 2.69% Delivery Value of $17,893 on 5/1/08	17,891,259	17,891
Deutsche Bank Securities, Tri-Party, Dated 4/30/08, 2.00% Delivery Value of $19,275 on 5/1/08	19,274,000	19,274
Merrill Lynch Securities, Tri-Party, Dated 4/30/08, 2.69% Delivery Value of $21,727 on 5/1/08	21,725,100	21,725
		89,305
Time Deposits 0.3%		
Rabobank, London, 2.60%, 5/6/08	3,322,662	3,323
		3,323
Total Investments in Pooled Account Managed by JPMorgan Chase Bank, London		185,190

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,086,787)	$ 1,262,490
Receivable for investment securities sold	9,700
Dividends and interest receivable	2,231
Receivable for shares sold	127
Foreign currency (cost $105)	111
Cash	11
Other assets	17,713
Total assets	1,292,383
Liabilities	
Obligation to return securities lending collateral	185,569
Payable for investment securities purchased	17,401
Investment management fees payable	700
Payable for shares redeemed	478
Due to affiliates	103
Other liabilities	16,900
Total liabilities	221,151
NET ASSETS	$ 1,071,232
Net Assets Consist of:	
Undistributed net investment income	$ 6,450
Accumulated undistributed net realized gain	23,778
Net unrealized gain	175,804
Paid-in capital applicable to 56,613,187 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	865,200
NET ASSETS	$ 1,071,232
NET ASSET VALUE PER SHARE	$ 18.92

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/08	Year Ended 10/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 6,634	$ 15,886
Net realized gain	24,077	170,266
Change in net unrealized gain (loss)	(134,560)	103,354
Increase (decrease) in net assets from operations	(103,849)	289,506
Distributions to shareholders		
Net investment income	(15,921)	(11,733)
Net realized gain	(155,756)	(94,290)
Decrease in net assets from distributions	(171,677)	(106,023)
Capital share transactions*		
Shares sold	42,153	137,907
Distributions reinvested	164,633	101,650
Shares redeemed	(75,336)	(144,632)
Redemption fees received	71	121
Increase in net assets from capital share transactions	131,521	95,046
Net Assets		
Increase (decrease) during period	(144,005)	278,529
Beginning of period	1,215,237	936,708
End of period	**$ 1,071,232**	**$ 1,215,237**
Undistributed net investment income	6,450	15,737
*Share information		
Shares sold	2,149	6,328
Distributions reinvested	8,499	5,065
Shares redeemed	(3,940)	(6,659)
Increase in shares outstanding	6,708	4,734

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe. Current income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2008, the value of loaned securities was $176,041,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $531,082,000 and $598,180,000, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

At April 30, 2008, the cost of investments for federal income tax purposes was $1,086,787,000. Net unrealized gain aggregated $175,804,000 at period-end, of which $204,620,000 related to appreciated investments and $28,816,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2008. the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $67,000 for Price Associates, $440,000 for T. Rowe Price Services, Inc., and $15,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2008, the fund was allocated $119,000 of Spectrum Funds’ expenses, of which $80,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $14,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2008, approximately 13% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 206,215 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and that the Manager was addressing its concerns regarding the fund’s performance (see below).

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds but at or below the median for other groups of funds. The information also showed that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008